Joint Filer Information

Name of Joint Filer:                HM3/GP Partners, L.P.

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst
                                    Incorporated
                                    2100 McKinney Avenue, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund
                                    III, L.P.

Date of Event Requiring Statement:  June 12, 2014

Issuer Name and Ticker Symbol:      LIN Media LLC (NYSE: LIN)

Signature:                          HM3/GP PARTNERS, L.P.

                                    By:   Hicks, Muse GP Partners III, L.P.,
                                          its general partner

                                    By:   Hicks, Muse Fund III Incorporated,
                                          its general partner

                                    By:   /s/ David W. Knickel
                                          ----------------------------------
                                          David W. Knickel
                                          Vice President and Chief Financial
                                          Officer

Joint Filer Information

Name of Joint Filer:                HM3 Coinvestors, L.P.

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    2100 McKinney Avenue, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund III,
                                    L.P.

Date of Event Requiring Statement:  June 12, 2014

Issuer Name and Ticker Symbol:      LIN Media LLC (NYSE: LIN)

Signature:                          HM3 COINVESTORS, L.P.

                                    By:   Hicks, Muse GP Partners III, L.P.,
                                          its general partner

                                    By:   Hicks, Muse Fund III Incorporated,
                                          its general partner

                                    By:   /s/ David W. Knickel
                                          --------------------------------------
                                          David W. Knickel
                                          Vice President and Chief Financial
                                          Officer

Joint Filer Information

Name of Joint Filer:                Hicks, Muse GP Partners III, L.P.

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    2100 McKinney Avenue, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund III,
                                    L.P.

Date of Event Requiring Statement:  June 12, 2014

Issuer Name and Ticker Symbol:      LIN Media LLC (NYSE: LIN)

Signature:                          HICKS, MUSE GP PARTNERS III, L.P.

                                    By:   Hicks, Muse Fund III Incorporated, its
                                          general partner

                                    By:   /s/ David W. Knickel
                                          --------------------------------------
                                          David W. Knickel
                                          Vice President and Chief Financial
                                          Officer

Joint Filer Information

Name of Joint Filer:                Hicks, Muse Fund III Incorporated

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    2100 McKinney Avenue, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund III,
                                    L.P.

Date of Event Requiring Statement:  June 12, 2014

Issuer Name and Ticker Symbol:      LIN Media LLC (NYSE: LIN)

Signature:                          Hicks, Muse Fund III Incorporated

                                    By:   /s/ David W. Knickel
                                          --------------------------------------
                                          David W. Knickel
                                          Vice President and Chief Financial
                                          Officer